UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_______________________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 17, 2024
Date of Report (Date of earliest event reported)
ABBOTT LABORATORIES
(Exact name of registrant as specified in charter)
_______________________________________________________

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________________________________
100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (224) 667-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange Chicago Stock Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On April 17, 2024, Abbott Laboratories announced its results of operations for the first quarter 2024.
Furnished as Exhibit 99.1, and incorporated herein by reference, is the news release issued by Abbott announcing those results. In that news release, Abbott uses various non-GAAP financial measures including, among others, net earnings excluding specified items. These non-GAAP financial measures adjust for factors that are unusual or unpredictable, such as expenses primarily associated with acquisitions, restructuring actions, cost reduction initiatives, fair value adjustments to the contingent consideration related to business acquisitions, impairment charges related to intangible assets or equity investments, certain regulatory costs, tax benefits associated with specified items, net tax expense as a result of the resolution of various tax positions related to prior years, and excess tax benefits associated with share-based compensation. These non-GAAP financial measures also exclude intangible amortization expense to provide greater visibility on the results of operations excluding these costs, similar to how Abbott’s management internally assesses performance. Abbott’s management believes the presentation of these non-GAAP financial measures provides useful information to investors regarding Abbott’s results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance. Abbott’s management also uses these non-GAAP financial measures internally to monitor performance of the businesses. Abbott, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.
Item 9.01    Financial Statements and Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated April 17, 2024 (furnished pursuant to Item 2.02).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 17, 2024	By:	/s/ Philip P. Boudreau
Philip P. Boudreau
Senior Vice President, Finance and Chief Financial Officer